                               Table of Contents

                                        OVERVIEW
                          LETTER TO SHAREHOLDERS       1
                               ECONOMIC SNAPSHOT       2

                             PERFORMANCE SUMMARY
                               RETURN HIGHLIGHTS       4

                           PORTFOLIO AT A GLANCE
                   TOP FIVE PORTFOLIO INDUSTRIES       5
                                TOP TEN HOLDINGS       5
                            CURRENT DISTRIBUTION       6
                 Q&A WITH YOUR PORTFOLIO MANAGER       7
                               GLOSSARY OF TERMS      10
                         A FOCUS ON SENIOR LOANS      11

                                  BY THE NUMBERS
                        YOUR TRUST'S INVESTMENTS      12
                            FINANCIAL STATEMENTS      36
                   NOTES TO FINANCIAL STATEMENTS      41
                  REPORT OF INDEPENDENT AUDITORS      48



       BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      49

Long-term
investment
strategies can
help you
cope with
uncertain markets.

This report must be preceded or accompanied by a prospectus for the trust being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
August 20, 2001

Dear Shareholder,

The first few months of 2001 were challenging for everyone. The markets experienced dramatic downshifts which affected many investors, no matter the size of their portfolios. We realize this is unsettling to shareholders--especially those who may be accustomed to positive returns--but it is important to keep in mind that maintaining a long-term investment horizon may be your most efficient strategy for coping with uncertain markets.

To help you make sense of recent events and put your trust's performance into perspective, this report examines how your trust's portfolio manager invested your assets. Packed with information and insightful commentary, this report includes an interview with the trust manager, a complete list of the trust's holdings at the end of the reporting period, charts and graphs which summarize interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, we at Van Kampen understand market declines are inevitable--and new opportunities may arise at any time. So, as you strive to craft a successful investment strategy and try to protect yourself against future downturns, consider these time-tested investing principles:

                  - DIVERSIFY--Owning a portfolio that includes a variety of stock funds and fixed-income funds

  may moderate your investment risk and improve your long-term portfolio performance.

- SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. When comparing asset allocation strategies to your personal financial situation, you should consider your time frame and all of your personal savings and investments, in addition to your retirement assets and risk tolerance level. Your financial advisor can help you assess your individual situation before you make any decisions. Though no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

We are grateful for your continued trust in Van Kampen. We appreciate the opportunity to manage your assets while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,

[SIG]

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
THE U.S. ECONOMY FALTERED IN JULY 2001 AS SIGNS OF OVERALL WEAKNESS PERSISTED. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, ROSE AN ANEMIC 0.2 PERCENT ON AN ANNUALIZED BASIS FOR THE SECOND QUARTER OF 2001.

FACED WITH THE WEAKEST GROWTH RATE IN EIGHT YEARS, BUSINESSES CURBED THEIR SPENDING AND SLASHED THEIR EXCESS INVENTORIES. BUT THESE ACTIONS DID LITTLE TO STIMULATE ECONOMIC GROWTH. AS A RESULT, SOME ANALYSTS QUESTIONED WHETHER AN ECONOMIC RECOVERY WAS EVEN LIKELY TO OCCUR IN 2001, WHILE OTHERS MANAGED TO FIND A SILVER LINING--ALTHOUGH THE RATE OF GROWTH WAS MINIMAL, IT WAS GROWTH NONETHELESS. RECESSION, DEFINED AS TWO CONSECUTIVE QUARTERS OF NEGATIVE GROWTH, HAD BEEN AVOIDED BY THE SLIMMEST OF MARGINS.

CONSUMER SPENDING AND EMPLOYMENT
CONSUMER CONFIDENCE SLIPPED IN JULY AS THE AMERICAN PUBLIC WAS BOMBARDED BY REPORTS OF STAGNATING GROWTH AND CORPORATE LAYOFFS. CONSUMERS CONTINUED TO SPEND, ALBEIT AT LOWER LEVELS THAN RECENT MONTHS. UNEMPLOYMENT LEVELS, WHICH WERE ON THE RISE THROUGHOUT THE REPORTING PERIOD, HELD STEADY AT 4.5 PERCENT IN JULY. THE JOBLESS CLAIMS NUMBER IN THE MANUFACTURING SECTOR, WHICH HAS BEEN STRUGGLING FOR ABOUT A YEAR, LEVELED OFF DURING JULY--PROMPTING ANALYSTS TO SUGGEST THE SECTOR MIGHT BE POSITIONED TO MAKE A RECOVERY.

INTEREST RATES AND INFLATION
MEANWHILE, IN AN ATTEMPT TO STIMULATE THE FALTERING ECONOMY, THE FEDERAL RESERVE BOARD (THE FED) SLASHED INTEREST RATES SIX TIMES BETWEEN JANUARY 1 AND JUNE 30, 2001. REGARDLESS, ANALYSTS EYED THE LATEST DATA AND MANY DECLARED AN ADDITIONAL RATE CUT WAS NEEDED TO WARD OFF A RECESSION AND RETURN THE GROWTH OF GDP TO A HEALTHY AND SUSTAINABLE RATE.

FINALLY, INFLATION WAS HELD AT BAY AS THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 2.7 PERCENT IN THE 12 MONTHS ENDED JULY 31, 2001.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(June 30, 1999--June 30, 2001)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.70
Sep 00                                                                           1.30
Dec 00                                                                           1.90
Mar 01                                                                           1.30
Jun 01                                                                           0.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(July 31, 1999--July 31, 2001)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jul 99                                                                      5.00                               2.10
                                                                            5.25                               2.30
                                                                            5.25                               2.60
Oct 99                                                                      5.25                               2.60
                                                                            5.50                               2.60
                                                                            5.50                               2.70
Jan 00                                                                      5.50                               2.70
                                                                            5.75                               3.20
                                                                            6.00                               3.80
Apr 00                                                                      6.00                               3.10
                                                                            6.50                               3.20
                                                                            6.50                               3.70
Jul 00                                                                      6.50                               3.70
                                                                            6.50                               3.40
                                                                            6.50                               3.50
Oct 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Jan 01                                                                      5.50                               3.70
                                                                            5.50                               3.50
                                                                            5.00                               2.90
Apr 01                                                                      4.50                               3.30
                                                                            4.00                               3.60
                                                                            3.75                               3.20
Jul 01                                                                      3.75                               2.70

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of July 31, 2001)

------------------------------------------------------------------------
TOTAL RETURNS AND DISTRIBUTION RATE
------------------------------------------------------------------------
One-year total return(1)                                      -2.11%
------------------------------------------------------------------------
Five-year average annual total return(1)                       4.04%
------------------------------------------------------------------------
Ten-year average annual total return(1)                        5.51%
------------------------------------------------------------------------
Life-of-Trust average annual total return(1)                   6.18%
------------------------------------------------------------------------
Commencement date                                           10/04/89
------------------------------------------------------------------------
Distribution rate(2)                                           6.29%
------------------------------------------------------------------------
SHARE VALUATIONS
------------------------------------------------------------------------
Net asset value                                                $8.61
------------------------------------------------------------------------
One-year high net asset value (08/01/00)                       $9.50
------------------------------------------------------------------------
One-year low net asset value (05/23/01)                        $8.60
------------------------------------------------------------------------

(1) Total return assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and tender of all shares at the end of the period indicated, excluding payment of 3% imposed on most shares accepted by the Trust for repurchase within the first year and declining to 0% after the fifth year. If the early withdrawal charge was included, total return would be lower.

(2) Distribution rate is based upon the offering price of $8.62 and the current monthly dividend of $.0452 per share as of July 25, 2001.

    See the Comparative Performance section of the current prospectus. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and Trust shares, when tendered, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit www.vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

                                                 PORTFOLIO AT A GLANCE

TOP FIVE PORTFOLIO INDUSTRIES(*)(+)

(as a percentage of total assets--July 31, 2001)

Telecommunications--Wireless                                 9.4%
---------------------------------------------------------------------
Health Care                                                  6.2%
---------------------------------------------------------------------
Entertainment & Leisure                                      5.3%
---------------------------------------------------------------------
Chemicals, Plastics and Rubber                               4.5%
---------------------------------------------------------------------
Containers, Packaging and Glass                              4.1%
---------------------------------------------------------------------

TOP TEN HOLDINGS(*)(+)

(as a percentage of total assets--July 31, 2001)

Voicestream Wireless Corp.                                   2.6%
---------------------------------------------------------------------
Ventas Realty, Inc.                                          2.4%
---------------------------------------------------------------------
Allied Waste Industries, Inc.                                1.9%
---------------------------------------------------------------------
Charter Communications, Inc.                                 1.6%
---------------------------------------------------------------------
Stone Container Corp.                                        1.6%
---------------------------------------------------------------------
Wyndham International, Inc.                                  1.4%
---------------------------------------------------------------------
Brunos, Inc.--Equity                                         1.3%
---------------------------------------------------------------------
Kindred Healthcare, Inc.--Equity                             1.2%
---------------------------------------------------------------------
Community Health Systems, Inc.                               1.2%
---------------------------------------------------------------------
Rent-A-Center, Inc.                                          1.1%
---------------------------------------------------------------------

(*) Excludes short-term investments.

(+) Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above. Morgan Stanley Dean Witter & Co. and others affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed.

CURRENT DISTRIBUTION

(July 25, 1991--July 31, 2001)

[INVESTMENT PERFORMANCE GRAPH]

                                                                VAN KAMPEN PRIME RATE INCOME
                                                                           TRUST                      3-MONTH TREASURY BILL*
                                                                ----------------------------          ----------------------
7/91                                                                        8.02                               5.68
                                                                            7.62                               5.25
12/91                                                                       6.50                               3.96
                                                                            6.51                               4.14
                                                                            6.52                               3.65
                                                                            5.99                               2.74
12/92                                                                       5.98                               3.14
                                                                            6.01                               2.96
                                                                            6.04                               3.08
                                                                            5.75                               2.98
12/93                                                                       5.47                               3.06
                                                                            5.72                               3.55
                                                                            6.50                               4.22
                                                                            7.00                               4.77
12/94                                                                       7.57                               5.69
                                                                            8.03                               5.87
                                                                            8.01                               5.57
                                                                            8.02                               5.41
12/95                                                                       7.54                               5.08
                                                                            7.26                               5.14
                                                                            6.80                               5.16
                                                                            7.01                               5.03
12/96                                                                       7.02                               5.17
                                                                            7.02                               5.32
                                                                            7.03                               5.17
                                                                            6.80                               5.10
12/97                                                                       6.79                               5.35
                                                                            6.79                               5.12
                                                                            6.77                               5.08
                                                                            6.82                               4.36
12/98                                                                       6.20                               4.45
                                                                            6.21                               4.48
                                                                            6.49                               4.78
                                                                            6.56                               4.85
12/99                                                                       6.59                               5.33
                                                                            7.22                               5.87
                                                                            7.51                               5.85
                                                                            8.14                               6.21
12/00                                                                       8.53                               5.90
                                                                            8.09                               4.29
                                                                            6.54                               3.66
7/01                                                                        6.29                               3.52

Data provided for the trust reflects distributions that occur on the 25th of each month or the prior business day if the 25th falls on a weekend or holiday, whereas benchmark data is as of the month end.

Source: *Bloomberg

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN PRIME RATE INCOME TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS
AND INFLUENCED THE TRUST'S RETURN DURING THE TWELVE MONTHS ENDED JULY 31,
2001. HOWARD TIFFEN, SENIOR PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE DECEMBER 1999 AND BRINGS MORE THAN 30 YEARS OF GLOBAL AND DOMESTIC INVESTMENT EXPERIENCE TO VAN KAMPEN'S SENIOR LOAN MANAGEMENT TEAM. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

Q   HOW WOULD YOU DESCRIBE THE
    MARKET ENVIRONMENT IN WHICH THE TRUST OPERATED DURING THE PAST FISCAL YEAR AND HOW DID IT PERFORM UNDER THESE CONDITIONS?

A   Over the past twelve months, the
investment markets have been dominated by slowing activity across nearly every sector of the economy. For example, the economy's growth rate sunk to just 0.2 percent, its lowest level in eight years, in the second quarter of 2001. Much of this weakness was the result of a sharp decline in capital investment by American businesses, reflected by a 13.6 percent drop in spending on new plants and equipment.

    Unlike traditional scenarios, this has been a gradual, progressive slowdown rather than an abrupt one, that has affected different industries at different times for different reasons. In many ways, the use of technology and the globalization of business have created much broader, deeper channels of distribution around the world, buffering disruptions in the chain of supply and stretching out the slowdown over a longer period.

    From our perspective, the slumping economy has placed a greater emphasis on asset quality. The slowing economy can cut into corporate profits and reduce cash flow, potentially making it more difficult for companies to pay back outstanding debt. This uncertainty is typically reflected in the valuation of the senior loans available in the market, as investors demand greater compensation to offset the perceived increase in investment risk. As a result, one of our primary concerns is identifying those companies that have the resources to honor their senior loan obligations over time, thereby retaining their value and providing income over the long run.

    In response to the slowing economy, the Federal Reserve Board (the "Fed") has been persistent in its efforts to spur growth by easing short-term interest rates. Since the first week in January 2001, the Fed has lowered the target federal funds rate six times for a cumulative cut of 275 basis points (two-and-three-quarter percentage points). Ultimately, this trend has eroded the earning power of senior loans and other fixed-income investments. Consequently, the trust's dividend was reduced on several occasions during the period to reflect lower interest rates earned on senior loans.

    The trust's monthly dividend was decreased during the fiscal year, reflecting a new monthly dividend--which will pay on August 24, 2001--of $0.043 per share. This dividend translates to a distribution rate of 5.99 percent, based on the trust's net asset value (NAV) on July 31, 2001.

    For the twelve months through July 31, 2001, the trust had a total return of -2.11 percent based on net asset value, and not reflective of any early withdrawal charges. This includes a decrease in net asset value from $9.50 per share on July 31, 2000, to $8.61 per share on July 31, 2001. As of July 31, 2001, approximately 97 percent of the trust's senior loan assets had been priced using independent pricing services. Past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. The return above does not reflect the deduction of taxes that a shareholder would pay on trust distributions or the redemption of trust shares. For more up-to-date information, please visit www.vankampen.com or speak with your financial advisor. Please refer to the chart and footnotes on page 4 for additional performance results.

Q   WHAT SPECIFIC STRATEGIES DID YOU
    EMPLOY IN MANAGING THE TRUST?

A   We believe, in this type of market
environment, a cautious stance is warranted, especially when investing in the senior loan asset class. Our intent has been to maintain a high degree of diversification within the portfolio, particularly by individual issuer. We believe diversifying to spread investment risk over a broad range of securities, issuers and industries may help to avoid significant erosion of the trust's net asset value, even in periods of slowing economic activity.

    It is our belief that a consistent investment approach targeting solid companies with good prospects over a three- to five-year timeframe, rather than following short-term fads, can be an effective strategy for building a senior loan portfolio. We look for companies we believe to have strong, sustainable cash flow and skilled financial management. As mentioned earlier, finding companies that consistently have cash available to service their senior loan debt payments is a high priority. We believe this selectivity may result in fewer credit related concerns and a default rate within the portfolio that is below the market as a whole.

Q  WHAT IS YOUR OUTLOOK FOR
    THE MARKET AND THE TRUST
    IN THE MONTHS AHEAD?

A   If the economy continues to
struggle, it is possible that short-term interest rates could fall further. (Note: On August 21, 2001 the Fed lowered the federal funds target rate a quarter of a percentage point.) The Fed appears willing to stick with its policy of easing short-term interest rates in an attempt to stimulate growth. Although the economy remains sluggish, companies appear to be taking corrective measures to increase productivity and decrease costs. While some of these actions, such as laying off workers or moving production to lower-cost facilities overseas, may prove painful in the near term, they may likely improve results over time.

    Also, by taking advantage of technology, many companies may be able to reduce their fixed costs, adjust more rapidly to changing market conditions and compete more effectively in the long run. The speed of change in the marketplace is much faster than in past decades, meaning that adjustments, both good and bad, may be felt very quickly and spread out over a broad spectrum of market participants. For this reason, we expect that the economic turnaround, when it does occur, will happen quite swiftly.

    Having said that, we still believe that it may be some time before the economy actually does gain momentum. We do not attempt to "time the market" in managing the portfolio; instead, we continue to implement our philosophy of investing in the senior loans of companies which we deem to be potentially well-positioned to honor their debt obligations, regardless of the economic climate. We intend to continue to maintain a broadly diversified portfolio built on the diligent credit research performed by our team of experienced senior loan analysts.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce trust expenses, the trust attempts to eliminate duplicate mailings to the same address. The trust delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The trust's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

DEFAULT: The failure to make required debt payments on time.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending federal funds to another. The Federal Reserve Board adjusts the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

NET ASSET VALUE (NAV): The value of a trust share, calculated by deducting a trust's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or early withdrawal charges.

SECONDARY MARKET: A market where securities are traded after they are initially offered.

SENIOR LOANS: Loans or other debt securities that are given preference to junior securities of the borrower. In the event of bankruptcy, payments to holders of senior loan obligations are given priority over payments to holders of subordinated debt, as well as shareholders of preferred and common stock. Senior loans may share priority status with other senior securities of the borrower, and such status is not a guarantee that monies to which the investor is entitled will be paid.

A FOCUS ON SENIOR LOANS

    The Prime Rate Income Trust invests primarily in senior collateralized loans to corporations, partnerships, and other business entities that operate in a variety of industries and geographic locations. Senior loans have a number of characteristics that, in the opinion of the trust's management team, are important to the integrity of the trust's portfolio. These are highlighted below. For more details, please refer to the prospectus.

SENIOR STANDING

    With respect to interest payments, senior loans generally have priority over other classes of loans, preferred stock, or common stocks, though they may have equal status with other securities of the borrower. This status is not a guarantee, however, that monies to which the trust is entitled will be paid. If they are not fully paid, it potentially could have a negative effect on the trust's net asset value.

COLLATERAL BACKING

    Senior loans are often secured by collateral that has been pledged by the borrower under the terms of a loan agreement. Forms of collateral include trademarks, accounts receivable or inventory, buildings, real estate, franchises, and common and preferred stock in subsidiaries and affiliates. Under certain circumstances, collateral might not be entirely sufficient to satisfy the borrower's obligations in the event of nonpayment of scheduled interest or principal, and in some instances may be difficult to liquidate on a timely basis.

    Additionally, a decline in the value of the collateral could cause the loan to become substantially undersecured, and circumstances could arise (such as bankruptcy of a borrower) that could cause the trust's security interest in the loan's collateral to be invalidated. This could potentially have a negative effect on the trust's net asset value.

CREDIT QUALITY

    Many senior loans carry provisions designed to protect the lender in certain circumstances. In addition, the variable-rate nature of the portfolio is expected to lessen the fluctuation in the trust's net asset value. However, the net asset value will still be subject to the influence of changes in the real or perceived credit quality of the loans in which the trust invests. This may occur, for example, in the event of a sudden or extreme increase in prevailing interest rates, a default in a loan in which the trust holds an interest, or a substantial deterioration in the borrower's creditworthiness. From time to time, the trust's net asset value may be more or less than at the time of the investment.

SPECIAL CONSIDERATIONS

    Under normal market conditions, the trust may invest up to 20 percent of its assets in senior loans that are not secured by any specific collateral. From time to time, the trust may hold equity positions as collateral, which may contribute to volatility in the trust's net asset value. These equity positions may or may not be traded on stock exchanges and valued daily at the market price. It is management's opinion that shareholders will generally ultimately benefit from these holdings. In addition, up to 20 percent of the trust's assets may be invested in senior loans made to non-U.S. borrowers, although these loans must be U.S.-dollar denominated.

                        BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

July 31, 2001
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.(1)

                                      BANK LOAN
PRINCIPAL                              RATINGS+
AMOUNT                              --------------          STATED
(000)       BORROWER                MOODY'S   S&P         MATURITY*             VALUE
            VARIABLE RATE** SENIOR LOAN INTERESTS  86.8%
            AEROSPACE/DEFENSE  1.2%
 $ 9,642    Aerostructures Corp.,
            Term Loan.............. NR        BB-    12/31/03 to 09/06/04   $    9,608,767
   4,275    Aircraft Braking
            Systems Corp., Term
            Loan................... Ba3       B+     10/15/05                    4,281,843
   8,978    Alliant Techsystems,
            Inc., Term Loan........ Ba2       BB-    04/20/09                    9,101,874
   7,744    DeCrane Finance Co.,
            Term Loan.............. NR        NR     09/30/05 to 12/17/06        7,681,989
   9,373    EG&G Technical
            Services, Inc., Term
            Loan................... B1        NR     08/20/07                    8,786,979
   6,386    Fairchild Corp., Term
            Loan................... Ba3       BB-    04/30/06                    6,178,721
   3,305    Vought Aircraft
            Industries, Inc., Term
            Loan................... NR        NR     06/30/07 to 06/30/08        3,314,641
                                                                            --------------
                                                                                48,954,814
                                                                            --------------
            AUTOMOTIVE  3.2%
  18,904    American Axle &
            Manufacturing Holdings,
            Inc., Term Loan........ Ba2       BB     04/30/06                   18,666,278
  10,224    Breed Technologies,
            Inc., Term Loan (f).... NR        NR     12/20/04                    9,457,015
  14,813    Dura Operating Corp.,
            Term Loan.............. Ba3       BB-    03/31/06                   14,615,775
  43,135    Federal-Mogul Corp.,
            Term Loan.............. Caa1      CCC+   02/24/04 to 02/24/05       31,290,319
   5,381    Metaldyne Corp., Term
            Loan................... NR        BB-    02/27/09                    4,950,705
   9,439    Metalforming
            Technologies, Inc.,
            Term Loan.............. NR        NR     06/30/06                    8,022,877
   1,000    Oshkosh Truck Corp.,
            Term Loan.............. NR        BB+    01/31/07                      999,000

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2001

                                      BANK LOAN
PRINCIPAL                              RATINGS+
AMOUNT                              --------------          STATED
(000)       BORROWER                MOODY'S   S&P         MATURITY*             VALUE
            AUTOMOTIVE (CONTINUED)
 $ 8,606    Safelite Glass Corp.,
            Term Loan.............. NR        NR     09/30/07               $    7,830,237
  20,497    SPX Corp., Term Loan... Ba2       BB+    09/30/04 to 12/31/06       20,531,040
   2,350    Stoneridge, Inc., Term
            Loan................... Ba3       BB-    12/31/05                    2,324,561
   9,925    ThermaSys Corp., Term
            Loan................... B1        BB-    08/25/07                    8,436,250
                                                                            --------------
                                                                               127,124,057
                                                                            --------------
            BEVERAGE, FOOD & TOBACCO  2.8%
  31,333    Agrilink Foods, Inc.,
            Term Loan.............. B1        B+     09/30/04 to 09/30/05       30,236,687
  16,619    Aurora Foods, Inc.,
            Term Loan.............. B2        B      06/30/05 to 09/30/06       16,302,794
   8,084    B & G Foods, Inc., Term
            Loan................... B1        B+     03/31/06                    7,846,928
   1,000    BCB USA Corp., Term
            Loan................... Ba3       NR     12/31/06                    1,008,125
   4,988    Del Monte Corp., Term
            Loan................... B1        B+     03/31/08                    5,045,170
  10,725    Doane Pet Care Co.,
            Term Loan.............. B1        B+     12/31/05 to 12/31/06       10,018,967
  15,680    Eagle Family Foods,
            Inc., Term Loan........ B1        B      12/31/05                   14,347,200
   7,029    Edwards Baking Co.,
            Term Loan.............. NR        NR     09/30/03 to 09/30/05        6,873,255
   7,778    Mafco Worldwide Corp.,
            Term Loan.............. NR        NR     03/31/06                    7,680,556
   3,744    Merisant Co., Term
            Loan................... Ba3       BB-    03/31/07                    3,750,691
   7,000    Pinnacle Foods, Inc.,
            Term Loan.............. Ba3       BB-    05/22/08                    6,982,500
                                                                            --------------
                                                                               110,092,873
                                                                            --------------
            BROADCASTING--CABLE  3.9%
  10,530    Adelphia Cable
            Partners, LP, Revolving
            Credit Agreement....... Ba3       BB+    12/31/03                   10,326,368
   9,800    CC VIII Operating, LLC,
            Term Loan.............. Ba3       BB+    02/02/08                    9,796,325

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2001

                                      BANK LOAN
PRINCIPAL                              RATINGS+
AMOUNT                              --------------          STATED
(000)       BORROWER                MOODY'S   S&P         MATURITY*             VALUE
            BROADCASTING--CABLE (CONTINUED)
 $64,500    Charter Communications
            Operations II, LP, Term
            Loan................... Ba3       BB+    03/18/08               $   64,111,968
  21,136    Chelsea Communications,
            Inc., Term Loan........ Ba3       NR     12/31/04                   21,109,253
  38,426    Falcon Communications,
            LP, Term Loan.......... Ba3       BB-    12/31/07                   37,983,773
   9,979    Frontiervision
            Operating Partners, LP,
            Term Loan.............. Ba3       BB     03/31/06                    9,947,804
   5,000    UPC Financing
            Partnership, Term
            Loan................... B1        B+     03/31/09                    4,066,665
                                                                            --------------
                                                                               157,342,156
                                                                            --------------
            BROADCASTING--DIVERSIFIED  0.5%
  14,775    Muzak Audio
            Communications, Inc.,
            Term Loan.............. B2        B+     12/31/06                   14,295,201
   4,550    White Knight
            Broadcasting, Inc.,
            Term Loan (a).......... NR        NR     06/30/07                    4,436,250
                                                                            --------------
                                                                                18,731,451
                                                                            --------------
            BROADCASTING--RADIO  0.1%
   3,000    Citadel Broadcasting
            Co., Term Loan......... NR        NR     06/30/09                    3,009,375
                                                                            --------------

            BROADCASTING--TELEVISION  0.7%
   7,247    LIN Television Corp.,
            Term Loan.............. Ba3       BB-    03/31/07                    7,231,288
   6,629    Quorum Broadcasting,
            Inc., Term Loan........ NR        NR     09/30/07                    6,081,304
   9,000    Sinclair Broadcast
            Group, Inc., Term
            Loan................... Ba2       BB-    09/30/09                    9,073,125
   4,500    Telemundo Group, Inc.
            Term Loan.............. NR        NR     05/15/08                    4,521,937
                                                                            --------------
                                                                                26,907,654
                                                                            --------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2001

                                      BANK LOAN
PRINCIPAL                              RATINGS+
AMOUNT                              --------------          STATED
(000)       BORROWER                MOODY'S   S&P         MATURITY*             VALUE
            BUILDINGS & REAL ESTATE  3.1%
 $13,514    Builders FirstSource,
            Inc., Term Loan........ NR        BB-    12/30/05               $   13,345,142
  14,665    Corrections Corp. of
            America, Term Loan..... B3        B      12/31/02                   14,054,291
  97,629    Ventas Realty Ltd.,
            Inc., Term Loan........ NR        NR     12/31/07                   96,408,428
                                                                            --------------
                                                                               123,807,861
                                                                            --------------
            CHEMICALS, PLASTICS & RUBBER  4.5%
  10,944    Cedar Chemicals Corp.,
            Term Loan.............. NR        NR     10/30/03                    4,360,582
   9,741    Foamex, LP, Term Loan.. B3        B      06/30/05 to 06/30/06        9,059,290
   5,035    Foamex, LP, Revolving
            Credit Agreement....... B3        B      06/12/03                    4,556,424
  12,386    GenTek, Inc., Term
            Loan................... Ba3       BB     04/30/07 to 10/31/07       11,178,591
   5,000    GEO Specialty
            Chemicals, Inc., Term
            Loan................... B1        B+     12/31/07                    5,025,000
   3,980    Hercules, Inc., Term
            Loan................... Ba1       BB     11/15/05                    3,944,180
  17,434    Huntsman Corp., Term
            Loan................... B1        NR     12/31/02 to 12/31/05       14,493,627
   9,467    Huntsman Corp.,
            Revolving Credit
            Agreement.............. B1        NR     12/31/02                    7,557,552
  23,261    Huntsman ICI Chemicals,
            LLC, Term Loan......... Ba3       BB-    06/30/07 to 06/30/08       23,126,369
   4,814    Jet Plastica
            Industries, Inc., Term
            Loan................... NR        NR     12/31/02 to 12/31/04        3,730,850
     756    Jet Plastica
            Industries, Inc.,
            Revolving Credit
            Agreement.............. NR        NR     12/31/02                      585,900
  25,973    Lyondell Chemical Co.,
            Term Loan.............. Ba3       NR     06/30/05 to 05/17/06       26,348,214
   5,000    Messer Griesheim, Term
            Loan................... Ba3       BB     05/04/09 to 05/04/10        5,043,750
  14,775    MetoKote Corp., Term
            Loan................... NR        NR     11/02/05                   14,257,875

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2001

                                      BANK LOAN
PRINCIPAL                              RATINGS+
AMOUNT                              --------------          STATED
(000)       BORROWER                MOODY'S   S&P         MATURITY*             VALUE
            CHEMICALS, PLASTICS & RUBBER (CONTINUED)
 $ 9,695    Nutrasweet Acquisition
            Corp., Term Loan....... Ba3       NR     05/25/07 to 05/25/09   $    9,677,636
   9,675    Pioneer Americas
            Acquisition Corp., Term
            Loan (a) (b)........... NR        NR     12/05/06                    3,096,000
   5,000    Port Arthur Coker Co.,
            Term Loan.............. Ba3       NR     06/15/07                    4,981,250
   8,564    Texas Petrochemicals
            Corp., Term Loan....... B1        NR     12/31/02 to 06/30/04        8,537,315
   1,102    Texas Petrochemicals
            Corp., Revolving Credit
            Agreement.............. B1        NR     12/31/02                    1,074,667
   6,186    TruSeal Technologies,
            Inc., Term Loan........ NR        NR     06/30/04                    5,971,863
   9,925    United Plastics Group,
            Inc., Term Loan........ NR        NR     08/31/07                    4,466,250
   7,662    Vinings Industries,
            Inc., Term Loan........ NR        NR     03/31/05                    6,934,236
   4,560    West American Rubber
            Co., Term Loan (a)..... NR        NR     06/30/05 to 12/30/05        1,459,055
                                                                            --------------
                                                                               179,466,476
                                                                            --------------
            CONSTRUCTION MATERIAL  0.6%
   4,950    Brand Scaffold
            Services, Inc., Term
            Loan................... B1        NR     09/30/03                    4,912,868
   4,938    Dayton Superior Corp.,
            Term Loan.............. Ba3       BB-    06/16/06                    4,951,389
   7,488    Flextek Components,
            Inc., Term Loan (a).... NR        NR     08/31/03                      973,398
   8,473    Magnatrax Corp., Term
            Loan................... NR        NR     11/15/05                    7,752,762
   4,517    Werner Holding Co.,
            Inc., Term Loan........ Ba3       B+     11/30/04 to 11/30/05        4,489,472
                                                                            --------------
                                                                                23,079,889
                                                                            --------------
            CONTAINERS, PACKAGING & GLASS  4.0%
  13,917    Dr. Pepper/Seven Up
            Bottling Group, Inc.,
            Term Loan.............. NR        NR     10/07/07                   13,908,517
   7,508    Fleming Packaging
            Corp., Term Loan....... NR        NR     08/31/04                    7,452,021

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2001

                                      BANK LOAN
PRINCIPAL                              RATINGS+
AMOUNT                              --------------          STATED
(000)       BORROWER                MOODY'S   S&P         MATURITY*             VALUE
            CONTAINERS, PACKAGING & GLASS (CONTINUED)
 $14,586    Graham Packaging Co.,
            Term Loan.............. B2        B      01/31/06 to 01/31/07   $   13,848,518
   1,393    Graphic Packaging
            International Corp.,
            Term Loan.............. NR        NR     08/15/01                    1,392,118
  20,218    IPC, Inc., Term Loan... NR        NR     10/02/04                   19,560,648
   9,899    Kranson Industries,
            Inc., Term Loan........ NR        NR     12/31/06                    9,726,256
   6,939    Nexpak Corp., Term
            Loan................... NR        NR     12/31/05 to 12/31/06        5,030,740
   3,483    Owens-Illinois, Term
            Loan................... NR        BB     03/31/04                    3,267,078
   4,851    Packaging Dynamics,
            Term Loan.............. NR        NR     11/20/05                    4,462,961
   7,857    Pliant Corp., Term
            Loan................... B2        B+     05/31/08                    7,518,304
  62,895    Stone Container Corp.,
            Term Loan.............. Ba3       B+     10/01/03                   63,173,849
   7,709    Stronghaven, Inc., Term
            Loan................... NR        NR     05/15/04                    6,552,325
   4,979    U.S. Can Corp., Term
            Loan................... NR        NR     10/04/08                    4,938,711
                                                                            --------------
                                                                               160,832,046
                                                                            --------------
            DIVERSIFIED MANUFACTURING  2.8%
   6,734    Actuant Corp., Term
            Loan................... B1        BB-    07/30/08                    6,687,799
   3,112    Advanced Accessory
            Systems, LLC, Term
            Loan................... B1        B+     10/30/04                    3,002,742
  28,438    Chart Industries, Inc,
            Term Loan.............. NR        NR     03/31/06                   21,328,643
   4,788    Citation Corp., Term
            Loan................... NR        B+     12/01/07                    3,950,144
  12,719    Desa International,
            Inc., Term Loan........ B2        B-     11/26/03 to 11/26/04       11,319,697
   2,488    Enersys, Term Loan..... NR        NR     11/09/08                    2,493,719
   9,381    Mueller Group, Inc.,
            Term Loan.............. B1        B+     08/16/06 to 08/16/07        9,434,503
  16,940    Neenah Foundry Co.,
            Term Loan.............. B1        B      09/30/05                   16,389,499

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2001

                                      BANK LOAN
PRINCIPAL                              RATINGS+
AMOUNT                              --------------          STATED
(000)       BORROWER                MOODY'S   S&P         MATURITY*             VALUE
            DIVERSIFIED MANUFACTURING (CONTINUED)
 $ 3,458    United Fixtures Co.,
            Term Loan (f).......... NR        NR     12/31/04               $    3,458,235
  33,333    Walter Industries,
            Inc., Term Loan........ NR        NR     10/15/03                   30,500,000
   5,476    Western Industries,
            Inc., Term Loan........ NR        NR     06/23/06                    3,559,140
                                                                            --------------
                                                                               112,124,121
                                                                            --------------
            ECOLOGICAL  2.8%
  78,010    Allied Waste
            Industries, Inc., Term
            Loan................... Ba3       BB     07/21/05 to 07/21/07       77,700,907
   5,500    Casella Waste Systems,
            Inc., Term Loan........ B1        BB-    12/14/06                    5,377,625
   4,962    Duratek, Inc., Term
            Loan................... NR        NR     12/08/06                    4,788,631
   9,695    IT Group, Inc., Term
            Loan................... B1        BB     06/11/06                    9,561,610
  23,056    Safety-Kleen Corp.,
            Term Loan (a) (b)...... NR        NR     04/03/05 to 04/03/06        8,115,663
   4,500    Stericycle, Inc., Term
            Loan................... B1        BB-    11/10/06                    4,529,061
                                                                            --------------
                                                                               110,073,497
                                                                            --------------
            EDUCATION & CHILD CARE  0.2%
   8,427    Kindercare Learning
            Centers, Inc., Term
            Loan................... Ba3       B+     03/21/06                    8,058,000
                                                                            --------------

            ELECTRONICS  2.8%
   9,726    Acterna, LLC, Term
            Loan................... NR        B+     09/30/07                    8,931,526
  24,592    Amphenol Corp., Term
            Loan................... Ba2       BB+    10/03/04 to 05/19/06       24,458,660
   5,471    Audio Visual Services
            Corp., Term Loan....... NR        NR     10/01/01                    3,146,017
   3,353    Audio Visual Services
            Corp., Revolving Credit
            Agreement.............. NR        NR     10/01/01                    1,927,829
   6,752    Communications
            Instruments, Inc., Term
            Loan................... Ba3       BB-    03/15/04                    6,701,851

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2001

                                      BANK LOAN
PRINCIPAL                              RATINGS+
AMOUNT                              --------------          STATED
(000)       BORROWER                MOODY'S   S&P         MATURITY*             VALUE
            ELECTRONICS (CONTINUED)
 $ 6,905    General Cable Corp.,
            Term Loan.............. NR        NR     06/30/07               $    6,844,222
   6,948    Insilco Technologies,
            Term Loan.............. B2        NR     08/25/07                    4,515,875
  23,000    ON Semiconductor Corp.,
            Term Loan.............. NR        B+     08/04/06 to 08/04/07       18,543,750
   5,139    Rowe International,
            Inc., Term Loan (f).... NR        NR     11/30/01 to 12/31/03          770,917
   9,719    Stratus Technologies,
            Inc., Term Loan........ NR        NR     02/26/05                    9,645,859
  21,753    Superior Telecom Corp.,
            Term Loan.............. Ba3       B+     11/27/05                   16,563,081
   2,970    Veridian Corp., Term
            Loan................... Ba3       BB-    08/24/06                    2,970,000
   6,980    Viasystems, Inc., Term
            Loan................... B1        B+     03/31/07                    6,386,700
                                                                            --------------
                                                                               111,406,287
                                                                            --------------
            ENTERTAINMENT & LEISURE  4.4%
  14,863    American Skiing Co.,
            Term Loan.............. NR        NR     05/31/06                   13,525,633
   1,375    American Skiing Co.,
            Revolving Credit
            Agreement.............. NR        NR     05/31/04                    1,251,250
   1,516    AMF Group, Inc., Term
            Loan (b)............... Caa1      D      03/31/03                    1,247,807
   7,334    Bally Total Fitness
            Holding Corp., Term
            Loan................... B1        B+     11/10/04                    7,370,280
   2,897    Bell Sports, Inc., Term
            Loan................... Ba3       NR     03/31/06 to 03/31/07        2,027,760
  34,506    Fitness Holdings
            Worldwide, Inc., Term
            Loan................... NR        B      11/02/06 to 11/02/07       32,780,850
   7,680    KSL Recreational Group,
            Inc., Term Loan........ Ba3       B+     04/30/05 to 04/30/06        7,665,600
   2,045    KSL Recreational Group,
            Inc., Revolving Credit
            Agreement.............. Ba3       B+     04/30/04                    1,989,205
  20,000    Metro-Goldwyn-Mayer,
            Inc., Term Loan........ NR        NR     03/31/05 to 03/31/06       19,768,423

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2001

                                      BANK LOAN
PRINCIPAL                              RATINGS+
AMOUNT                              --------------          STATED
(000)       BORROWER                MOODY'S   S&P         MATURITY*             VALUE
            ENTERTAINMENT & LEISURE (CONTINUED)
 $ 6,003    Metro-Goldwyn-Mayer,
            Inc., Revolving Credit
            Agreement.............. NR        NR     09/30/03               $    5,842,431
   9,900    Playcore Wisconsin,
            Inc., Term Loan........ NR        NR     07/01/07                    9,343,592
  25,612    Spalding Holdings
            Corp., Term Loan....... B3        B-     09/30/03 to 03/30/06       19,218,257
  10,040    Spalding Holdings
            Corp., Revolving Credit
            Agreement.............. B3        B-     09/30/03                    7,630,400
   6,700    Sportcraft, Ltd., Term
            Loan................... NR        NR     12/31/02                    5,795,500
   2,590    True Temper, Inc., Term
            Loan................... B1        BB-    09/30/05                    2,576,824
  23,488    United Artists Theatre,
            Inc., Term Loan........ Caa3      D      02/02/05                   22,746,249
   9,493    WFI Group, Inc., Term
            Loan................... Baa3      NR     07/14/04                    9,537,838
   4,950    Worldwide Sports &
            Recreation, Inc., Term
            Loan................... NR        NR     12/31/06                    4,864,386
                                                                            --------------
                                                                               175,182,285
                                                                            --------------
            FARMING & AGRICULTURE  0.1%
     994    Hartz Mountain Corp.,
            Term Loan.............. B1        NR     12/31/07                      998,934
   3,996    The Scotts Co., Term
            Loan................... Ba3       BB     12/31/07                    4,024,738
                                                                            --------------
                                                                                 5,023,672
                                                                            --------------
            FINANCE  3.5%
  12,737    Alliance Data Systems,
            Inc., Term Loan........ NR        NR     07/25/03 to 07/25/05       12,163,886
   9,874    Bridge Information
            Systems, Inc., Term
            Loan (a) (b)........... NR        NR     05/29/03 to 05/29/05        4,393,531
  12,800    Mafco Finance Corp.,
            Term Loan.............. NR        NR     03/31/06                   12,727,520
  26,500    Metris Cos., Inc., Term
            Loan................... Ba3       NR     06/30/03                   26,367,500
  37,135    Outsourcing Solutions,
            Term Loan.............. B2        BB-    12/01/05 to 12/10/06       34,962,497

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2001

                                      BANK LOAN
PRINCIPAL                              RATINGS+
AMOUNT                              --------------          STATED
(000)       BORROWER                MOODY'S   S&P         MATURITY*             VALUE
            FINANCE (CONTINUED)
 $44,080    Rent-A-Center, Inc.,
            Term Loan.............. Ba2       BB-    01/31/06 to 01/31/07   $   43,770,251
   4,950    Risk Management
            Assurance Co., Term
            Loan................... NR        NR     12/21/06                    4,792,061
                                                                            --------------
                                                                               139,177,246
                                                                            --------------
            GROCERY  0.8%
   4,218    Big V Supermarkets,
            Inc., Term Loan (a)
            (b).................... NR        NR     08/10/03                    3,342,874
   3,690    Fleming Cos., Inc.,
            Term Loan.............. Ba2       BB     07/25/04                    3,671,804
  24,691    Fleming Cos., Inc.,
            Revolving Credit
            Agreement.............. Ba2       BB     07/25/03                   24,104,761
                                                                            --------------
                                                                                31,119,439
                                                                            --------------
            HEALTHCARE  5.0%
   4,923    American Home Patient,
            Term Loan.............. NR        NR     12/31/02                    4,129,576
  46,721    Community Health
            Systems, Inc., Term
            Loan................... NR        NR     12/31/03 to 12/31/05       46,993,134
  23,877    Genesis Health
            Ventures, Inc., Term
            Loan (a) (b)........... NR        NR     09/30/04 to 06/01/05       18,012,562
   9,828    HCA--HealthOne Co.,
            Term Loan.............. Ba1       NR     06/30/05                    9,882,866
  64,375    Integrated Health
            Services, Inc., Term
            Loan (a) (b)........... NR        NR     09/30/04 to 12/31/05       38,242,806
   1,990    InteliStaf Group, Inc.,
            Term Loan.............. NR        NR     10/31/07                    1,978,185
  32,503    Kindred Healthcare,
            Inc., Term Loan (a)
            (f).................... NR        NR     04/13/08                   30,228,149
  17,324    Magellan Health
            Services, Inc., Term
            Loan................... B1        B+     02/12/05 to 02/12/06       17,351,681
  17,223    Multicare Cos., Inc.,
            Term Loan (a) (b)...... NR        NR     09/30/04 to 06/01/05       13,477,141
   5,975    NCS Healthcare,
            Revolving Credit
            Agreement.............. NR        NR     06/30/02                    4,809,700

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2001

                                      BANK LOAN
PRINCIPAL                              RATINGS+
AMOUNT                              --------------          STATED
(000)       BORROWER                MOODY'S   S&P         MATURITY*             VALUE
            HEALTHCARE (CONTINUED)
 $ 8,000    Triad Hospitals, Inc.,
            Term Loan.............. Ba3       B+     09/30/08               $    8,086,000
   6,685    Unilab Corp., Term
            Loan................... B1        B+     11/23/06                    6,699,772
                                                                            --------------
                                                                               199,891,572
                                                                            --------------
            HEALTHCARE & BEAUTY  0.9%
  11,600    Mary Kay, Inc., Term
            Loan................... NR        NR     03/06/04                   10,439,924
   2,563    Mary Kay, Inc.,
            Revolving Credit
            Agreement.............. NR        NR     03/06/04                    2,306,796
  24,486    Revlon Consumer
            Products Corp., Term
            Loan................... B3        B      05/30/02                   23,604,184
                                                                            --------------
                                                                                36,350,904
                                                                            --------------
            HOME & OFFICE FURNISHINGS, HOUSEWARES & DURABLE CONSUMER
            PRODUCTS  1.2%
  23,361    Dal-Tile Group, Inc.,
            Term Loan.............. NR        NR     12/31/02 to 12/31/03       23,275,792
   1,786    DecorateToday.Com, Term
            Loan (f)............... NR        NR     12/31/05                    1,806,539
   2,963    Formica Corp., Term
            Loan................... B1        B+     04/30/06                    2,399,625
   4,842    Holmes Products Corp.,
            Term Loan.............. B1        B+     02/05/07                    3,413,907
   2,582    Imperial Home Decor
            Group, Inc., Term Loan
            (f).................... NR        NR     04/04/06                    2,349,749
   1,990    Targus Group
            International, Inc.,
            Term Loan.............. NR        NR     08/31/06                    1,955,150
   5,955    Winsloew Furniture,
            Inc., Term Loan........ Ba3       B+     03/31/06                    5,902,443
  12,610    World Kitchen, Inc.,
            Term Loan.............. NR        NR     10/09/06                    8,784,971
                                                                            --------------
                                                                                49,888,176
                                                                            --------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2001

                                      BANK LOAN
PRINCIPAL                              RATINGS+
AMOUNT                              --------------          STATED
(000)       BORROWER                MOODY'S   S&P         MATURITY*             VALUE
            HOTELS, MOTELS, INNS & GAMING  2.8%
 $37,685    Aladdin Gaming, LLC,
            Term Loan.............. B1        NR     06/30/08               $   30,807,458
   8,000    Argosy Gaming Co., Term
            Loan................... NR        NR     06/25/08                    8,000,000
     938    Isle of Capri Casinos,
            Inc., Term Loan........ Ba2       BB-    03/02/06 to 03/02/07          938,212
   5,000    Jazz Casino Co., Term
            Loan (a)............... NR        NR     03/30/08                    4,275,000
  12,394    Scientific Games Corp.,
            Term Loan.............. B1        B+     09/30/07                   12,300,828
  58,500    Wyndham International,
            Inc., Term Loan........ NR        NR     06/30/06                   57,390,957
                                                                            --------------
                                                                               113,712,455
                                                                            --------------
            INSURANCE  0.8%
  16,800    BRW Acquisition, Inc.,
            Term Loan.............. NR        NR     07/10/06 to 07/10/07       16,170,000
   7,000    White Mountains
            Insurance Group, Ltd.,
            Term Loan.............. NR        NR     03/31/07                    7,021,875
  10,609    Willis Corroon, Inc.,
            Term Loan.............. Ba2       BB     11/19/05 to 05/19/08       10,609,237
                                                                            --------------
                                                                                33,801,112
                                                                            --------------
            MACHINERY  2.3%
   9,453    Alliance Laundry
            Systems, LLC, Term
            Loan................... B1        B      06/30/05                    8,696,300
   9,900    Ashtead Group, PLC,
            Term Loan.............. NR        NR     06/01/07                    9,819,562
   8,750    Dresser, Inc., Term
            Loan................... Ba3       BB-    04/01/09                    8,868,125
  17,836    Flowserve Corp., Term
            Loan................... B1        BB-    06/30/08                   17,947,447
   7,250    Gleason Corp., Term
            Loan................... NR        NR     02/18/08                    7,213,282
  17,652    NationsRent, Inc., Term
            Loan................... B3        B      07/20/06                   12,267,931

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2001

                                      BANK LOAN
PRINCIPAL                              RATINGS+
AMOUNT                              --------------          STATED
(000)       BORROWER                MOODY'S   S&P         MATURITY*             VALUE
            MACHINERY (CONTINUED)
 $15,000    Ocean Rig ASA--
            (Norway), Term Loan.... NR        NR     06/01/08               $   13,575,000
  14,963    United Rentals (North
            America), Inc., Term
            Loan................... Ba3       BB+    07/31/07                   14,985,093
                                                                            --------------
                                                                                93,372,740
                                                                            --------------
            MEDICAL PRODUCTS & SUPPLIES  2.6%
  20,000    Alliance Imaging, Inc.,
            Term Loan.............. B1        B+     11/02/07 to 11/02/08       20,037,500
  11,202    Conmed Corp., Term
            Loan................... B1        BB-    12/30/04 to 06/30/05       11,032,634
  33,479    Dade Behring, Inc.,
            Term Loan.............. NR        D      06/30/05 to 06/30/07       26,904,889
   4,975    DaVita, Inc., Term
            Loan................... Ba2       BB-    03/31/06                    5,023,417
   5,273    Fisher Scientific
            International, Inc.,
            Term Loan.............. Ba3       B+     01/21/05 to 01/21/06        5,287,953
  12,073    Kinetics Concepts,
            Inc., Term Loan........ Ba3       B-     12/31/04 to 12/31/05       12,025,288
   6,714    Medical Specialities
            Group, Inc, Term
            Loan................... NR        NR     06/30/01 to 06/30/04        3,222,545
   8,995    Mediq/PRN Life Support
            Services, Inc., Term
            Loan................... NR        NR     06/13/05                    7,465,587
   6,886    National Medical Care,
            Inc., Term Loan........ Ba1       BB     09/30/03                    6,817,250
   4,975    National Nephrology
            Associates, Inc., Term
            Loan................... B1        B+     12/31/05                    4,939,057
                                                                            --------------
                                                                               102,756,120
                                                                            --------------
            MINING, STEEL, IRON & NON-PRECIOUS METALS  2.2%
  19,910    Carmeuse Lime, Inc.,
            Term Loan.............. NR        NR     03/31/06                   15,529,800
   7,503    CII Carbon, LLC, Term
            Loan................... NR        NR     06/25/08                    7,090,451
   6,210    Earle M. Jorgensen,
            Term Loan.............. B1        NR     03/31/04                    6,139,925
   8,791    Fairmount Minerals,
            Ltd., Term Loan........ NR        NR     02/28/05                    8,493,570

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2001

                                      BANK LOAN
PRINCIPAL                              RATINGS+
AMOUNT                              --------------          STATED
(000)       BORROWER                MOODY'S   S&P         MATURITY*             VALUE
            MINING, STEEL, IRON & NON-PRECIOUS METALS (CONTINUED)
 $51,661    Ispat Inland, Term
            Loan................... B2        BB-    07/16/05 to 07/16/06   $   42,017,329
   9,953    UCAR International,
            Inc., Term Loan........ Ba3       NR     12/30/07                    9,786,120
                                                                            --------------
                                                                                89,057,195
                                                                            --------------
            NON-DURABLE CONSUMER PRODUCTS  1.0%
   8,249    Accessory Network
            Group, Inc., Term
            Loan................... NR        NR     06/30/03                    6,805,703
  10,896    American Marketing
            Industries, Inc., Term
            Loan................... NR        NR     11/30/02                    8,825,963
   7,172    Arena Brands, Inc.,
            Term Loan.............. NR        NR     06/01/02                    6,741,767
   1,611    Arena Brands, Inc.,
            Revolving Credit
            Agreement.............. NR        NR     06/01/02                    1,514,246
   5,618    GFSI, Inc., Term
            Loan................... Ba3       NR     03/31/04                    5,533,460
   6,751    Norcorp, Inc., Term
            Loan................... NR        NR     05/12/06 to 11/30/06        6,075,750
   4,000    Playtex Products, Inc.,
            Term Loan.............. Ba2       BB     05/24/09                    4,044,000
                                                                            --------------
                                                                                39,540,889
                                                                            --------------
            PAPER & FOREST PRODUCTS  0.3%
   2,598    Bear Island Paper Co.,
            LLC, Term Loan......... B1        B+     12/31/05                    2,558,880
   4,567    Crown Paper Co., Term
            Loan (a) (b)........... NR        NR     08/22/03                      930,510
   1,799    Crown Paper Co.,
            Revolving Credit
            Agreement (a) (b)...... NR        NR     08/22/02                      276,580
   6,831    Pacifica Papers, Inc.,
            Term Loan.............. Ba2       BB     03/12/06                    6,839,374
   2,993    Port Townsend Paper
            Corp., Term Loan....... NR        NR     03/16/07                    2,955,094
                                                                            --------------
                                                                                13,560,438
                                                                            --------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2001

                                      BANK LOAN
PRINCIPAL                              RATINGS+
AMOUNT                              --------------          STATED
(000)       BORROWER                MOODY'S   S&P         MATURITY*             VALUE
            PERSONAL & MISCELLANEOUS SERVICES  1.2%
 $ 1,995    Coinmach Laundry Corp.,
            Term Loan.............. NR        BB-    06/30/05               $    1,997,679
   4,552    DIMAC Holdings, Inc.,
            Term Loan (a).......... NR        NR     12/31/05                    1,502,018
   4,205    DIMAC Marketing
            Partners, Inc., Term
            Loan (a) (h)........... NR        NR     07/01/03                    1,387,544
     370    DIMAC Marketing
            Partners, Inc.,
            Revolving Credit
            Agreement (a) (h)...... NR        NR     04/01/03                      122,261
  14,813    Encompass Service
            Corp., Term Loan....... Ba3       BB     05/10/07                   14,618,086
   1,355    Frontway Network
            Solutions, Term Loan
            (a).................... NR        NR     10/31/01                      304,865
   2,740    Iron Mountain, Inc.,
            Term Loan.............. NR        BB     02/28/06                    2,767,328
   6,596    Loewen Group, Revolving
            Credit Agreement (a)
            (b).................... NR        NR     07/27/02                    4,287,218
   6,739    Sarcom, Inc., Term Loan
            (a).................... NR        NR     06/30/01                    3,875,113
   9,945    Telespectrum Worldwide,
            Inc., Term Loan (a).... NR        NR     07/01/02                    5,718,215
   9,462    Weight Watchers
            International, Inc.,
            Term Loan.............. Ba2       B+     09/30/06                    9,550,411
                                                                            --------------
                                                                                46,130,738
                                                                            --------------
            PHARMACEUTICALS  0.7%
   4,988    Advance Paradigm, Inc.,
            Term Loan.............. NR        NR     09/29/07                    5,037,375
   6,913    Bergen Brunswig Corp.,
            Term Loan.............. NR        BB     03/31/06                    6,924,023
   2,494    Caremark Rx, Inc., Term
            Loan................... Ba3       BB     03/15/06                    2,514,792
  13,651    Endo Pharmaceuticals,
            Inc., Term Loan........ NR        NR     06/30/04                   13,429,493
                                                                            --------------
                                                                                27,905,683
                                                                            --------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2001

                                      BANK LOAN
PRINCIPAL                              RATINGS+
AMOUNT                              --------------          STATED
(000)       BORROWER                MOODY'S   S&P         MATURITY*             VALUE
            PRINTING & PUBLISHING  4.0%
 $ 6,995    21st Century
            Newspapers, Term Loan.. NR        NR     09/15/05               $    6,951,299
  11,589    Advanstar
            Communications, Inc.,
            Term Loan.............. Ba3       B+     10/11/07                   11,635,656
  11,890    American Media
            Operations, Inc., Term
            Loan................... Ba3       B+     04/01/06 to 04/01/07       11,928,300
   8,415    American Reprographics
            Co., Term Loan......... NR        NR     04/10/08                    8,372,800
   4,606    Check Printers, Inc.,
            Term Loan.............. NR        NR     06/30/05                    4,588,801
   8,500    Goss Graphics Corp.,
            Term Loan.............. NR        NR     09/30/03                    5,185,000
   2,970    Haights Cross
            Communications, LLC,
            Term Loan.............. B2        B+     12/10/06                    2,940,151
  27,730    Journal Register Co.,
            Term Loan.............. Ba1       BB+    09/30/06                   27,400,835
   2,970    Liberty Group
            Operating, Inc., Term
            Loan................... B1        B      03/31/07                    2,947,575
   5,636    Medical Arts Press,
            Inc., Term Loan........ NR        NR     01/13/06                    5,466,809
  21,007    Morris Communications
            Corp., Term Loan....... NR        NR     03/31/04 to 06/30/05       20,843,634
   3,800    PRIMEDIA, Inc., Term
            Loan................... NR        BB-    06/20/09                    3,780,050
   5,000    Trader.com, Term Loan.. NR        NR     12/31/06 to 12/31/07        4,837,500
  23,421    Vertis, Inc., Term
            Loan................... B1        BB-    12/06/05 to 12/06/08       21,805,262
  15,112    Von Hoffman Press,
            Inc., Term Loan........ B1        B+     07/01/02 to 07/01/05       14,870,950
   1,190    Von Hoffman Press,
            Inc., Revolving Credit
            Agreement.............. B1        B+     07/01/03                    1,121,575
   5,899    Ziff-Davis Media, Inc.,
            Term Loan.............. Ba3       B+     03/31/07                    5,412,734
                                                                            --------------
                                                                               160,088,931
                                                                            --------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2001

                                      BANK LOAN
PRINCIPAL                              RATINGS+
AMOUNT                              --------------          STATED
(000)       BORROWER                MOODY'S   S&P         MATURITY*             VALUE
            RESTAURANTS & FOOD SERVICE  1.4%
 $ 2,920    Applebee's
            International, Inc.,
            Term Loan.............. NR        NR     03/31/06               $    2,949,268
   8,895    Captain D's, Inc., Term
            Loan................... B2        B+     12/31/01                    8,761,255
   2,443    Carvel Corp., Term
            Loan................... NR        NR     06/30/01                    2,369,387
  32,698    Domino's Pizza, Inc.,
            Term Loan.............. B1        B+     12/21/04 to 12/21/07       32,940,726
   3,000    Papa Ginos, Inc., Term
            Loan................... NR        NR     08/31/07                    2,969,431
   6,106    S.C. International
            Services, Inc., Term
            Loan................... Baa1      NR     03/01/07                    6,106,136
                                                                            --------------
                                                                                56,096,203
                                                                            --------------
            RETAIL--OFFICE PRODUCTS  0.1%
   6,335    Identity Group, Inc,
            Term Loan.............. NR        NR     05/11/07                    3,167,500
                                                                            --------------

            RETAIL--OIL & GAS  0.6%
   5,535    Kwik Trip, Term Loan... NR        NR     07/27/07                    5,562,607
  16,451    The Pantry, Inc., Term
            Loan................... B1        BB-    01/31/06 to 07/31/06       16,429,215
                                                                            --------------
                                                                                21,991,822
                                                                            --------------
            RETAIL--SPECIALTY  1.0%
  13,600    Hollywood Entertainment
            Corp., Revolving Credit
            Agreement.............. NR        CCC    09/05/02                   13,056,000
   9,510    Josten's, Inc., Term
            Loan................... B1        BB-    05/31/06 to 05/31/08        9,454,589
   4,940    Mitchell's Management
            Corp., Term Loan....... NR        NR     12/31/07                    4,896,775
  11,923    Nebraska Book Co.,
            Inc., Term Loan........ B1        B+     03/31/06                   11,952,885
                                                                            --------------
                                                                                39,360,249
                                                                            --------------
            RETAIL--STORES  1.6%
   3,814    Duane Reade, Inc., Term
            Loan................... Ba3       BB-    02/15/04 to 02/15/07        3,813,179
   5,687    Kirklands Holdings,
            Term Loan.............. NR        NR     06/30/02                    5,161,358

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2001

                                      BANK LOAN
PRINCIPAL                              RATINGS+
AMOUNT                              --------------          STATED
(000)       BORROWER                MOODY'S   S&P         MATURITY*             VALUE
            RETAIL--STORES (CONTINUED)
 $ 7,354    Murray's Discount Auto
            Stores, Inc., Term
            Loan................... NR        NR     06/30/03               $    6,884,044
  10,100    Payless Cashways, Inc.,
            Term Loan (a) (b)
            (f).................... Ba1       NR     11/30/02                    7,978,875
  11,629    Peebles, Inc., Term
            Loan................... NR        NR     06/11/04                   10,873,360
  26,000    Rite Aid Corp., Term
            Loan................... B1        BB-    06/27/05                   26,006,500
   4,688    Vitamin Shoppe
            Industries, Inc., Term
            Loan................... NR        NR     05/15/04                    4,646,484
                                                                            --------------
                                                                                65,363,800
                                                                            --------------
            TELECOMMUNICATIONS--HYBRID  0.2%
   9,000    Broadwing, Inc., Term
            Loan................... Ba1       BB+    06/29/07                    8,915,625
                                                                            --------------

            TELECOMMUNICATIONS--LOCAL EXCHANGE CARRIERS  1.0%
  13,750    Alaska Communications
            Systems Holdings, Inc.,
            Term Loan.............. B1        BB     11/14/07 to 05/14/08       13,256,088
   2,100    McLeodUSA, Inc., Term
            Loan................... B2        B      05/31/08                    1,743,788
  19,375    Orius Corp., Term
            Loan................... NR        B-     12/15/06                   11,915,542
  40,000    Teligent, Inc., Term
            Loan (a) (b)........... Caa2      D      06/30/06                    7,290,007
  10,000    Winstar Communications,
            Inc., Term Loan (a)
            (b).................... NR        NR     01/10/03 to 09/30/07        3,886,605
                                                                            --------------
                                                                                38,092,030
                                                                            --------------
            TELECOMMUNICATIONS--LONG DISTANCE  0.8%
   3,000    Global Crossing
            Holdings, Ltd., Term
            Loan................... Ba1       BBB-   06/30/06                    2,828,625
  32,529    Pacific Crossing, Ltd.,
            Term Loan.............. NR        NR     07/28/06                   29,872,227
                                                                            --------------
                                                                                32,700,852
                                                                            --------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2001

                                      BANK LOAN
PRINCIPAL                              RATINGS+
AMOUNT                              --------------          STATED
(000)       BORROWER                MOODY'S   S&P         MATURITY*             VALUE
            TELECOMMUNICATIONS--PAGING  0.2%
 $ 2,440    Arch Wireless, Inc.,
            Term Loan.............. NR        CCC    06/30/06               $      600,904
  11,791    Arch Wireless, Inc.,
            Revolving Credit
            Agreement.............. NR        CCC    06/30/05                    2,593,938
   9,401    Teletouch
            Communications, Inc.,
            Term Loan (a).......... NR        NR     11/30/05                    2,181,092
  10,973    TSR Wireless, LLC, Term
            Loan (a) (b)........... NR        NR     06/30/05                      658,350
                                                                            --------------
                                                                                 6,034,284
                                                                            --------------
            TELECOMMUNICATIONS--WIRELESS  9.5%
   5,772    American Cellular
            Corp., Term Loan....... Ba3       BB-    03/31/08 to 03/31/09        5,705,152
  31,161    BCP SP Ltd., Term
            Loan................... B3        NR     03/31/02 to 03/31/05       28,767,626
   1,882    Centennial Cellular,
            Inc., Term Loan........ B1        B+     11/30/07                    1,854,366
  13,000    Crown Castle
            International Corp.,
            Term Loan.............. Ba3       BB-    03/15/08                   12,979,694
  14,813    Dobson Operating Co.,
            Term Loan.............. Ba3       BB-    03/31/08                   14,738,437
  38,500    Nextel Finance Co.,
            Term Loan.............. Ba2       BB-    06/30/08 to 12/31/08       36,201,165
   7,778    Nextel Finance Co.,
            (Argentina), Term
            Loan................... NR        NR     03/31/03                    5,380,667
  22,308    Nextel Partners, Inc.,
            Term Loan.............. B1        B-     01/29/08 to 07/29/08       21,746,474
  30,000    Rural Cellular Corp.,
            Term Loan.............. B1        B+     10/03/08 to 04/03/09       29,437,500
   7,000    Spectrasite
            Communications, Inc.,
            Term Loan.............. B1        B+     12/31/07                    6,598,592
  32,519    Sygnet Wireless, Inc.,
            Term Loan.............. NR        NR     03/23/07 to 12/23/07       31,970,096
  17,000    TeleCorp PCS, Inc.,
            Term Loan.............. B2        NR     12/05/07                   16,734,375
  40,000    Tritel Holding Corp.,
            Term Loan.............. B2        NR     12/31/07                   40,062,520

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2001

                                      BANK LOAN
PRINCIPAL                              RATINGS+
AMOUNT                              --------------          STATED
(000)       BORROWER                MOODY'S   S&P         MATURITY*             VALUE
            TELECOMMUNICATIONS--WIRELESS (CONTINUED)
 $16,500    Triton PCS, Inc., Term
            Loan................... Ba3       BB-    05/04/07               $   16,438,125
 104,000    VoiceStream Wireless
            Corp., Term Loan....... Baa1      NR     02/25/08 to 06/30/09      103,986,701
   6,000    Western Wireless Corp.,
            Term Loan.............. Ba2       BB     09/30/08                    5,986,878
                                                                            --------------
                                                                               378,588,368
                                                                            --------------
            TEXTILES & LEATHER  1.3%
   5,000    Fruit of the Loom,
            Revolving Credit
            Agreement (b).......... NR        NR     10/17/02                    2,608,335
   9,486    Galey & Lord, Inc.,
            Term Loan.............. Caa2      B      04/02/05 to 04/01/06        8,043,721
   2,200    Galey & Lord, Inc.,
            Revolving Credit
            Agreement.............. Caa2      B      03/27/04                    1,883,200
  18,673    Glenoit Corp., Term
            Loan (b)............... NR        NR     12/31/03 to 06/30/04       13,071,303
   9,065    Joan Fabrics Corp.,
            Term Loan.............. NR        B+     06/30/05 to 06/30/06        8,627,254
  17,088    Norcross Safety
            Products, LLC, Term
            Loan................... NR        NR     09/30/04                   16,404,686
                                                                            --------------
                                                                                50,638,499
                                                                            --------------
            TRANSPORTATION--CARGO  1.6%
   1,782    American Commercial
            Lines, LLC, Term
            Loan................... B1        BB-    06/30/06 to 06/30/07        1,608,163
  19,071    Atlas Freighter
            Leasing, Inc., Term
            Loan................... NR        NR     04/25/05 to 04/25/06       18,966,934
  22,041    Evergreen International
            Aviation, Inc., Term
            Loan................... NR        NR     05/31/02 to 05/07/03       17,632,920
   5,258    Gemini Leasing, Inc.,
            Term Loan.............. B1        NR     08/12/05                    4,719,087
   4,881    Havco Wood Products,
            Inc., Term Loan........ NR        NR     06/30/06                    3,538,547
  11,775    North American Van
            Lines, Inc., Term
            Loan................... B1        B+     11/18/07                   10,715,250

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2001

                                      BANK LOAN
PRINCIPAL                              RATINGS+
AMOUNT                              --------------          STATED
(000)       BORROWER                MOODY'S   S&P         MATURITY*             VALUE
            TRANSPORTATION--CARGO (CONTINUED)
 $ 4,359    OmniTrax Railroads,
            LLC, Term Loan......... NR        NR     05/13/05               $    4,348,000
   3,636    RailAmerica, Inc., Term
            Loan................... Ba3       BB-    12/31/06                    3,652,287
                                                                            --------------
                                                                                65,181,188
                                                                            --------------
            TRANSPORTATION--PERSONAL  0.4%
   9,284    Continental Airlines,
            Inc., Term Loan........ Ba1       BB     07/31/02 to 07/31/04        9,081,344
   6,903    Motor Coach Industries,
            Inc., Term Loan........ B2        B      06/16/06                    5,418,917
                                                                            --------------
                                                                                14,500,261
                                                                            --------------
            TRANSPORTATION--RAIL MANUFACTURING  0.1%
   2,985    Helm, Inc., Term
            Loan................... NR        NR     10/18/06                    2,865,600
   2,828    RailWorks Corp., Term
            Loan................... Caa1      B      09/30/06                    2,220,241
                                                                            --------------
                                                                                 5,085,841
                                                                            --------------

TOTAL VARIABLE RATE** SENIOR LOAN INTERESTS  86.8%.......................    3,463,286,674
                                                                            --------------


FIXED INCOME SECURITIES  0.9%
London Fog Industries, Inc. ($13,541,264 par, 10.00% coupon, maturing 02/27/03) 144A Private Placement (b) (e) (f)
  (g).......................................................       9,072,647
Satelites Mexicanos ($29,240,000 par, 9.06% coupon, maturing
  06/03/04) 144A Private Placement (e)......................      27,120,100
                                                              --------------

TOTAL FIXED INCOME SECURITIES...............................      36,192,747
                                                              --------------

EQUITIES  4.3%
Advantica Restaurant Group, Inc. (8,755 common shares) (c)
  (d).......................................................           7,442
AFC Enterprises, Inc. (402,834 common shares) (c) (d).......       8,822,065
Best Products Co., Inc. (297,480 common shares) (d).........               0
Best Products Co., Inc. (Warrants for 28,080 common shares)
  (d).......................................................               0
Breed Technologies, Inc. (1,345,452 common shares) (d)
  (f).......................................................       6,861,805
Bruno's, Inc. (2,593,713 common shares) (c) (d) (f).........      52,548,625
Bruno's Supermarkets (259,371 common shares) (c) (d) (f)....       5,254,857
Classic Cable, Inc. (Warrants for 760 common shares) (c)
  (d).......................................................               0
Dan River, Inc. (192,060 common shares) (d).................         480,150
DecorateToday.Com (198,600 common shares) (c) (d) (f).......       3,123,978
DIMAC Holdings, Inc. (6,526 preferred shares) (c) (d).......               0
DIMAC Holdings, Inc. (Warrants for 6,526 common shares) (c)
  (d).......................................................               0

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2001

BORROWER                                                          VALUE
EQUITIES (CONTINUED)
Fleer/Marvel Entertainment, Inc. (668,339 preferred shares)
  (f).......................................................  $    5,573,947
Fleer/Marvel Entertainment, Inc. (891,340 common shares) (d)
  (f).......................................................       3,565,360
Flextex Components, Inc. (Warrants for 993 common shares)
  (c) (d)...................................................               0
Imperial Home Decor Group, Inc. (929,571 common shares) (c)
  (d) (f)...................................................       1,310,695
Imperial Home Decor Realty, Inc. (929,571 common shares) (c)
  (d) (f)...................................................               0
Kindred Healthcare, Inc. (1,064,604 common shares) (c) (d)
  (f).......................................................      50,036,388
London Fog Industries, Inc. (1,083,301 common shares) (c)
  (d) (f)...................................................               0
London Fog Industries, Inc. (Warrants for 66,580 common
  shares) (c) (d) (f).......................................               0
Mediq\PRN Life Support Services, Inc. (22,626 preferred
  shares) (c) (d)...........................................               0
Murray's Discount Auto Stores, Inc. (Warrants for 289 common
  shares) (c) (d)...........................................               0
Payless Cashways, Inc. (1,024,159 common shares) (b) (d)
  (f).......................................................         184,349
Rowe International, Inc. (91,173 common shares) (c) (d).....               0
Rowe International, Inc. (Warrants for 236,677 common
  shares) (c) (d)...........................................               0
Safelite Glass Corp. (402,526 common shares) (c) (d)........       2,676,798
Safelite Reality (27,171 common shares) (c) (d).............               0
Sarcom, Inc. (43 common shares) (c) (d).....................               0
Trans World Entertainment Corp. (3,789,962 common shares)
  (c) (d) (f)...............................................      29,182,707
United Artists Theatre, Inc. (112,559 common shares) (c)
  (d).......................................................         324,170
United Fixtures Holdings, Inc. (196,020 common shares) (c)
  (d) (f)...................................................               0
United Fixtures Holdings, Inc. (53,810 preferred shares) (c)
  (d) (f)...................................................         517,114
                                                              --------------

TOTAL EQUITIES 4.3%.........................................     170,470,450
                                                              --------------

TOTAL LONG-TERM INVESTMENTS  92.0%
  (Cost $4,069,321,523).....................................   3,669,949,871
                                                              --------------

SHORT TERM INVESTMENTS  6.9%
COMMERCIAL PAPER  3.3%
Centex Corp. ($25,000,000 par, maturing 08/24/01, yielding
  3.90%)....................................................      24,937,708
ConAgra, Inc. ($10,000,000 par, maturing 08/06/01, yielding
  3.88%)....................................................       9,994,611
CSX Corp. ($6,000,000 par, maturing 08/24/01, yielding
  3.82%)....................................................       5,985,357
Dominion Resources ($25,000,000 par, maturing 08/28/01,
  yielding 3.90%)...........................................      24,926,875
Glencore Funding, Inc. ($35,000,000 par, maturing 08/16/01
  to 08/23/01, yielding 3.95% to 4.00%).....................      34,934,194
Texas Utilities Co. ($4,000,000 par, maturing 08/02/01,
  yielding 3.98%)...........................................       3,999,558
TRW, Inc. ($25,000,000 par, maturing 08/22/01 to 08/23/01,
  yielding 3.95%)...........................................      24,941,299
                                                              --------------

TOTAL COMMERCIAL PAPER......................................     129,719,602
                                                              --------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2001

BORROWER                                                          VALUE
SHORT-TERM LOAN PARTICIPATIONS  3.6%
Englehard Corp. ($25,000,000 par, maturing 08/01/01 to
  08/20/01, yielding 3.89% to 4.00%)........................  $   25,000,000
Enron Corp. ($23,000,000 par, maturing 08/03/01, yielding
  3.90%)....................................................      23,000,000
Illinois Power Co. ($21,000,000 par, maturing 08/01/01,
  yielding 3.95% to 4.05%)..................................      21,000,000
International Paper Co. ($5,000,000 par, maturing 08/08/01,
  yielding 3.88%)...........................................       5,000,000
Sprint Corp. ($25,000,000 par, maturing 08/22/01, yielding
  4.13%)....................................................      25,000,000
Temple Inland, Inc. ($25,000,000 par, maturing 08/07/01 to
  8/21/01, yielding 4.02% to 4.07%).........................      25,000,000
Texas Utilities Co. ($21,600,000 par, maturing 08/01/01 to
  08/13/01, yielding 3.98% to 4.04%)........................      21,600,000
                                                              --------------

TOTAL SHORT-TERM LOAN PARTICIPATIONS........................     145,600,000
                                                              --------------

TOTAL SHORT-TERM INVESTMENTS  6.9%
  (Cost $275,319,602).......................................     275,319,602
                                                              --------------

TOTAL INVESTMENTS  98.9%
  (Cost $4,344,641,125).....................................   3,945,269,473
OTHER ASSETS IN EXCESS OF LIABILITIES  1.1%.................      44,405,098
                                                              --------------

NET ASSETS  100.0%..........................................  $3,989,674,571
                                                              ==============

NR--Not rated

+ Bank Loans rated below Baa by Moody's Investor Service, Inc. or BBB by
  Standard & Poor's Group are considered to be below investment grade. (Bank loan ratings are unaudited.)

(1)  Industry percentages are calculated as a percentage of net assets.

(a) This Senior Loan interest is non-income producing.

(b) This borrower has filed for protection in federal bankruptcy court.

(c) Restricted Security.

(d) Non-income producing security as this stock currently does not declare dividends.

(e) 144A Securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(f) Affiliated company. See Notes to Financial Statements.

(g) This security is non-income producing.

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2001

(h) Subsequent to July 31, 2001, this borrower has filed for protection in federal bankruptcy court.

 * Senior Loans in the Trust's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Trust's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Trust's portfolio may be substantially less than the stated maturities shown. Although the Trust is unable to accurately estimate the actual remaining maturity of individual Senior Loans, the Trust estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

** Senior Loans in which the Trust invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United States banks or (iii) the certificate of deposit rate. Senior Loans are generally considered to be restricted in that the Trust ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
July 31, 2001

ASSETS:
Total Investments (Cost $4,344,641,125).....................  $3,945,269,473
Cash........................................................       3,487,798
Receivables:
  Investments Sold..........................................      39,676,803
  Interest and Fees.........................................      22,272,934
  Fund Shares Sold..........................................         364,767
  Dividends.................................................         104,314
Other.......................................................          98,133
                                                              --------------
    Total Assets............................................   4,011,274,222
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       9,429,313
  Income Distributions......................................       3,985,085
  Investment Advisory Fee...................................       3,385,743
  Distributor and Affiliates................................       1,191,818
  Administrative Fee........................................         893,362
  Fund Shares Repurchased...................................         275,042
Accrued Expenses............................................       1,822,677
Trustees' Deferred Compensation and Retirement Plans........         616,611
                                                              --------------
    Total Liabilities.......................................      21,599,651
                                                              --------------
NET ASSETS..................................................  $3,989,674,571
                                                              ==============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 463,467,203 shares issued and
  outstanding)..............................................  $    4,634,672
Paid in Surplus.............................................   4,925,811,365
Accumulated Distributions in Excess of Net Investment
  Income....................................................      (6,916,019)
Net Unrealized Depreciation.................................    (399,371,652)
Accumulated Net Realized Loss...............................    (534,483,795)
                                                              --------------
NET ASSETS..................................................  $3,989,674,571
                                                              ==============
NET ASSET VALUE PER COMMON SHARE ($3,989,674,571 divided by
  463,467,203 shares outstanding)...........................  $         8.61
                                                              ==============

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended July 31, 2001

INVESTMENT INCOME:
Interest....................................................  $ 453,157,683
Fees........................................................        792,972
Dividends ($397,129 received as dividend income from
  affiliates)...............................................        397,129
Other.......................................................      7,813,809
                                                              -------------
    Total Income............................................    462,161,593
                                                              -------------
EXPENSES:
Investment Advisory Fee.....................................     49,501,572
Administrative Fee..........................................     13,194,944
Shareholder Services........................................      4,844,281
Legal.......................................................      2,035,024
Custody.....................................................      1,303,109
Trustees' Fees and Related Expenses.........................        252,679
Other.......................................................      4,109,650
                                                              -------------
    Total Expenses..........................................     75,241,259
    Less Credits Earned on Cash Balances....................        454,342
                                                              -------------
    Net Expenses............................................     74,786,917
                                                              -------------
NET INVESTMENT INCOME.......................................  $ 387,374,676
                                                              =============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $(442,677,984)
  Foreign Currency Transactions.............................           (106)
                                                              -------------
Net Realized Loss...........................................   (442,678,090)
                                                              -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (323,366,772)
  End of the Period.........................................   (399,371,652)
                                                              -------------
Net Unrealized Depreciation During the Period...............    (76,004,880)
                                                              -------------
NET REALIZED AND UNREALIZED LOSS............................  $(518,682,970)
                                                              =============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(131,308,294)
                                                              =============

See Notes to Financial Statements

Statements of Changes in Net Assets
For the Years Ended July 31, 2001 and 2000

                                                      YEAR ENDED         YEAR ENDED
                                                     JULY 31, 2001      JULY 31, 2000
                                                    ----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.............................  $   387,374,676    $   525,572,799
Net Realized Loss.................................     (442,678,090)       (28,679,370)
Net Unrealized Depreciation During the Period.....      (76,004,880)      (257,188,967)
                                                    ---------------    ---------------
Change in Net Assets from Operations..............     (131,308,294)       239,704,462

Distributions from and in Excess of Net Investment
  Income..........................................     (410,850,314)      (521,005,157)
                                                    ---------------    ---------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES......................................     (542,158,608)      (281,300,695)
                                                    ---------------    ---------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.........................      114,299,449        433,298,300
Net Asset Value of Shares Issued Through Dividend
  Reinvestment....................................      205,505,843        271,508,075
Cost of Shares Repurchased........................   (2,245,937,408)    (2,101,931,358)
                                                    ---------------    ---------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS....................................   (1,926,132,116)    (1,397,124,983)
                                                    ---------------    ---------------
TOTAL DECREASE IN NET ASSETS......................   (2,468,290,724)    (1,678,425,678)
NET ASSETS:
Beginning of the Period...........................    6,457,965,295      8,136,390,973
                                                    ---------------    ---------------
End of the Period (Including accumulated
  undistributed net investment income of
  ($6,916,019) and $19,971,616, respectively).....  $ 3,989,674,571    $ 6,457,965,295
                                                    ===============    ===============

                                               See Notes to Financial Statements

Statement of Cash Flows
For the Year Ended July 31, 2001

CHANGE IN NET ASSETS FROM OPERATIONS........................  $  (131,308,294)
                                                              ---------------
Adjustments to Reconcile the Change in Net Assets from
  Operations to Net Cash Used for Operating Activities:
  Decrease in Investments at Value..........................    2,476,070,434
  Decrease in Interest and Fees Receivables.................       30,071,231
  Increase in Receivable for Investments Sold...............      (35,063,916)
  Decrease in Dividends Receivable..........................           17,480
  Decrease in Other Assets..................................          118,079
  Decrease in Investment Advisory Fee Payable...............       (1,878,449)
  Decrease in Administrative Fee Payable....................         (521,859)
  Increase in Distributor and Affiliates Payable............           20,431
  Increase in Payable for Investments Purchased.............        4,707,519
  Decrease in Accrued Expenses..............................          (20,157)
  Increase in Trustees' Deferred Compensation and Retirement
    Plans...................................................          132,191
                                                              ---------------
    Total Adjustments.......................................    2,473,652,984
                                                              ---------------
NET CASH PROVIDED BY OPERATING ACTIVITIES...................    2,342,344,690
                                                              ---------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Shares Sold...................................      115,881,146
Payments on Shares Repurchased..............................   (2,246,044,936)
Cash Dividends Paid.........................................     (209,250,371)
                                                              ---------------
    Net Cash Used for Financing Activities..................   (2,339,414,161)
                                                              ---------------
NET INCREASE IN CASH........................................        2,930,529
Cash at the Beginning of the Period.........................          557,269
                                                              ---------------
CASH AT THE END OF THE PERIOD...............................  $     3,487,798
                                                              ===============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                    YEAR ENDED JULY 31,
                                  --------------------------------------------------------
                                  2001(C)       2000        1999        1998        1997
                                  --------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD....................  $   9.50    $   9.85    $   9.98    $   9.96    $  10.00
                                  --------    --------    --------    --------    --------
  Net Investment Income.........       .66         .68         .64         .68         .70
  Net Realized and Unrealized
    Gain/Loss...................      (.86)       (.36)       (.13)        .01        (.04)
                                  --------    --------    --------    --------    --------
Total from Investment
  Operations....................      (.20)        .32         .51         .69         .66
Less Distributions from and in
  Excess of Net Investment
  Income........................       .69         .67         .64         .67         .70
                                  --------    --------    --------    --------    --------
NET ASSET VALUE, END OF THE
  PERIOD........................  $   8.61    $   9.50    $   9.85    $   9.98    $   9.96
                                  ========    ========    ========    ========    ========

Total Return (a)................    -2.11%       3.15%       5.23%       7.22%       6.79%
Net Assets at End of the Period
  (In millions).................  $3,989.7    $6,458.0    $8,136.4    $7,312.9    $6,237.0
Ratio of Expenses to Average Net
  Assets........................     1.43%       1.34%       1.35%       1.41%       1.42%
Ratio of Net Investment Income
  to Average Net Assets.........     7.34%       6.97%       6.48%       6.81%       7.02%
Portfolio Turnover (b)..........       42%         36%         44%         73%         83%

(a) Total return assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period and tender of all shares at the end of the period indicated, excluding payment of 3.00% imposed on most shares accepted by the Trust for repurchase within the first year and declining to 0.00% after the fifth year. If the early withdrawal charge was included, total return would be lower.

(b) Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

(c) Based on average shares outstanding.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

July 31, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Prime Rate Income Trust (the "Trust") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust invests primarily in adjustable Senior Loans. Senior Loans are business loans that have a senior right to payment and are made to borrowers that may be corporations, partnerships, or other entities. These borrowers operate in a variety of industries and geographic regions. The Trust commenced investment operations on October 4, 1989.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION The Trust's Senior Loans are valued by the Trust following valuation guidelines established and periodically reviewed by the Trust's Board of Trustees. Under the valuation guidelines, Senior Loans for which reliable market quotes are readily available are valued at the mean of such bid and ask quotes. Where reliable market quotes are not readily available, Senior Loans are valued, where possible, using independent market indicators provided by independent pricing sources approved by the Board of Trustees. Other Senior Loans are valued by independent pricing sources approved by the Board of Trustees based upon pricing models developed, maintained and operated by those pricing sources or valued by Van Kampen Investment Advisory Corp. (the "Adviser") by considering a number of factors including consideration of market indicators, transactions in instruments which the Adviser believes may be comparable (including comparable credit quality, interest rate redetermination period and maturity), the credit worthiness of the borrower, the current interest rate, the period until the next interest rate redetermination and the maturity of such Senior Loans. Consideration of comparable instruments may include commercial paper, negotiable certificates of deposit and short-term variable rate securities which have adjustment periods comparable to the Senior Loans in the Trust's portfolio. The fair value of Senior Loans are reviewed and approved by the Trust's Valuation Committee and Board of Trustees.

    Equity securities are valued on the basis of prices furnished by pricing services or as determined in good faith by the Adviser under the direction of the Board of Trustees.

NOTES TO
FINANCIAL STATEMENTS

July 31, 2001

    Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Short-term loan participations are valued at cost in the absence of any indication of impairment.

B. SECURITY TRANSACTIONS Investment transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

C. INVESTMENT INCOME Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Facility fees on senior loans purchased are treated as market discounts. Market premiums are amortized and discounts are accreted over the stated life of each applicable security.

    Other income is comprised primarily of amendment fees. Amendment fees are earned as compensation for agreeing to changes in loan agreements.

    In November 2000 the American Institute of Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies ("the Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and requires investment companies to amortize premiums and accrete discounts on fixed income securities. As noted above, the Trust currently amortizes premiums and accretes discounts on fixed income securities, therefore, this accounting change has no impact to the Trust.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At July 31, 2001, the Trust had an accumulated capital loss carryforward for tax purposes of $96,817,906, which will expire between July 31, 2004 and July 31, 2009. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses related to wash sale transactions, post October losses which may not be recognized for tax purposes until the first day of the following fiscal year and losses that were recognized for book purposes but not for tax purposes at the end of the fiscal year.

    At July 31, 2001, for federal income tax purposes cost of long- and short-term investments is $4,417,414,555, the aggregate gross unrealized appreciation is $126,692,338 and the aggregate gross unrealized depreciation is $598,837,420, resulting in net unrealized depreciation on long- and short-term investments of $472,145,082.

NOTES TO
FINANCIAL STATEMENTS

July 31, 2001

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses, and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between financial and tax basis reporting for the 2001 fiscal year have been identified and appropriately reclassified. A permanent difference relating to expenses which are not deductible for tax purposes totaling $425,562 was reclassified from accumulated undistributed net investment income to capital. Permanent differences of $106 relating to the recognition of net realized losses on foreign currency transactions were reclassified from accumulated undistributed net investment income to accumulated net realized loss. Permanent differences related to restructuring losses recognized for tax purposes totaling $3,837,453 were reclassified from accumulated undistributed net investment income to accumulated net realized loss.

F. CREDITS EARNED ON CASH BALANCES During the year ended July 31, 2001, the Trust's custody fee was reduced by $454,342 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $4.0 billion..........................................     .950%
Next $3.5 billion...........................................     .900%
Next $2.5 billion...........................................     .875%
Over $10 billion............................................     .850%

    In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc., the Trust's Administrator, at an annual rate of .25% of the average daily net assets of the Trust. The administrative services to be provided by the Administrator include monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities with respect to interests in Senior Loans in the Trust's portfolio and providing certain services to the holders of the Trust's securities.

NOTES TO
FINANCIAL STATEMENTS

July 31, 2001

    For the year ended July 31, 2001, the Trust recognized expenses of approximately $304,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under a Legal Services agreement, the Adviser provides legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the year ended July 31, 2001, the Trust recognized expenses of approximately $116,700 representing Van Kampen Investments Inc.'s or its affiliates (collectively "Van Kampen") cost of providing legal services to the Trust, which are reported as legal expenses in the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent of the Trust. For the year ended July 31, 2001, the Trust recognized expenses for these services of approximately $3,929,000. Shareholder servicing fees are determined through negotiations with the Trust's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to deter all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

    During the period, the Trust owned shares of the following affiliated companies. Affiliated companies are defined by the Investment Company Act of

NOTES TO
FINANCIAL STATEMENTS

July 31, 2001

1940, as amended, as those companies in which a trust holds 5% or more of the outstanding voting securities.

                                                     REALIZED      DIVIDEND    MARKET VALUE
NAME                                    SHARES*     GAIN/(LOSS)     INCOME       7/31/01
Breed Technologies, Inc. ..........    1,345,452         0                0    $ 6,861,805
Bruno's, Inc. .....................    2,593,713         0                0     52,548,625
Bruno's Supermarkets...............      259,371         0                0      5,254,857
Decorate Today.Com.................      198,600         0                0      3,123,978
Fleer/Marvel Entertainment,
  Inc. ............................    1,559,679         0         $397,129      9,139,307
Imperial Home Decor Group, Inc. ...      929,571         0                0      1,310,695
Imperial Home Decor Realty,
  Inc. ............................      929,571         0                0              0
Kindred Healthcare, Inc. ..........    1,064,604         0                0     50,036,388
London Fog Industries, Inc. .......    1,083,301         0                0              0
Payless Cashways, Inc. ............    1,024,159         0                0        184,349
Rowe International, Inc. ..........       91,173         0                0              0
Trans World Entertainment Corp. ...    3,789,962         0                0     29,182,707
United Fixtures Holdings, Inc. ....      249,830         0                0        517,114

*Shares were acquired through the restructuring of senior loan interests.

3. CAPITAL TRANSACTIONS

At July 31, 2001 and July 31, 2000, paid in surplus aggregated $4,925,811,365 and $6,850,206,625, respectively.

    Transactions in common shares were as follows:

                                                           YEAR ENDED       YEAR ENDED
                                                          JULY 31, 2001    JULY 31, 2000
Beginning Shares......................................     679,708,950      825,612,225
                                                          ------------     ------------
Shares Sold...........................................      12,628,225       44,598,159
Shares Issued Through Dividend Reinvestment...........      22,846,179       28,154,985
Shares Repurchased....................................    (251,716,151)    (218,656,419)
                                                          ------------     ------------
Net Change in Shares Outstanding......................    (216,241,747)    (145,903,275)
                                                          ------------     ------------
Ending Shares.........................................     463,467,203      679,708,950
                                                          ============     ============

4. INVESTMENT TRANSACTIONS

During the period, the costs of purchases and proceeds from investments sold and repaid, excluding short-term investments, were $2,000,161,307 and $3,678,341,991, respectively.

NOTES TO
FINANCIAL STATEMENTS

July 31, 2001

5. TENDER OF SHARES

The Board of Trustees currently intends, each quarter, to consider authorizing the Trust to make tender offers for all or a portion of its then outstanding common shares at the net asset value of the shares on the expiration date of the tender offer. For the year ended July 31, 2001, 251,716,151 shares were tendered and repurchased by the Trust.

6. EARLY WITHDRAWAL CHARGE

An early withdrawal charge to recover offering expenses will be imposed in connection with most common shares held for less than five years which are accepted by the Trust for repurchase pursuant to tender offers. The early withdrawal charge will be payable to Van Kampen. Any early withdrawal charge which is required to be imposed will be made in accordance with the following schedule.

                                                                WITHDRAWAL
                                                                  CHARGE
YEAR OF REDEMPTION
First.......................................................       3.0%
Second......................................................       2.5%
Third.......................................................       2.0%
Fourth......................................................       1.5%
Fifth.......................................................       1.0%
Sixth and following.........................................       0.0%

    For the year ended July 31, 2001, Van Kampen received early withdrawal charges of approximately $15,080,600 in connection with tendered shares of the Trust.

7. COMMITMENTS/BORROWINGS

Pursuant to the terms of certain of the Senior Loan agreements, the Trust had unfunded loan commitments of approximately $67,677,600 as of July 31, 2001. The Trust generally will maintain with its custodian short-term investments having an aggregate value at least equal to the amount of unfunded loan commitments.

    The Trust, along with the Van Kampen Senior Floating Rate Fund, has entered into a revolving credit agreement with a syndicate led by Bank of America for an aggregate of $500,000,000, which will terminate on November 9, 2001. The proceeds of any borrowing by the Trust under the revolving credit agreement shall be used for temporary liquidity purposes and funding of shareholder tender offers. Annual commitment fees of .09% are charged on the unused portion of the credit line. Borrowings under this facility will bear interest at either the LIBOR rate or the Federal Funds rate plus .50%.

NOTES TO
FINANCIAL STATEMENTS

July 31, 2001

8. SENIOR LOAN PARTICIPATION COMMITMENTS

The Trust invests primarily in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Trust purchases a participation of a Senior Loan interest, the Trust typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Trust assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Trust and the borrower.

    At July 31, 2001, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Trust on a participation basis.

                                                              PRINCIPAL
                                                               AMOUNT       VALUE
                    SELLING PARTICIPANT                         (000)       (000)
Goldman Sachs...............................................   $ 9,951     $ 8,746
JP Morgan Chase Securities, Inc. ...........................     2,574       2,542
Credit Suisse First Boston..................................     2,045       1,989
Lehman Brothers.............................................     1,958       1,928
                                                               -------     -------
Total.......................................................   $16,528     $15,205
                                                               =======     =======

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Prime Rate Income Trust

We have audited the accompanying statement of assets and liabilities of Van Kampen Prime Rate Income Trust (the "Trust"), including the portfolio of investments, as of July 31, 2001, the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Trust's financial highlights for the periods ended prior to July 31, 2000 were audited by other auditors whose report, dated September 14, 1999, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the Trust's custodian, brokers, and selling or agent banks; where replies were not received, we performed alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Prime Rate Income Trust as of July 31, 2001, the results of its operations, cash flows, changes in net assets, and financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
September 14, 2001

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN PRIME RATE INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2001 Van Kampen Funds Inc. All rights reserved.
59                                                               4204I01-AP-9/01
PRIT ANR 9/01